Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
AAM S&P 500 High Dividend Value ETF (SPDV)
AAM S&P Emerging Markets High Dividend Value ETF (EEMD)
AAM S&P Developed Markets High Dividend Value ETF (DMDV)
(each, a “Fund”)

June 19, 2020

Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”),
each dated February 28, 2020

The AAM S&P 500 High Dividend Value ETF is jointly and primarily managed by Austin Wen, CFA, Portfolio Manager for Vident Investment Advisory, LLC (“VIA”) and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA. Mr.Wen has been a portfolio manager of the Fund since November 2017, and Mr. Zayas has been a portfolio manager of the Fund since June 2020.

The AAM S&P Emerging Markets High Dividend Value ETF is jointly and primarily managed by Rafael Zayas, CFA, and Austin Wen, CFA. Mr. Zayas has been a portfolio manager of the Fund since November 2017, and Mr. Wen has been a portfolio of the Fund since June 2020.

The AAM S&P Developed Markets High Dividend Value ETF is jointly and primarily managed by Austin Wen, CFA, and Rafael Zayas, CFA. They have been the portfolio managers of the Fund since June 2020.

All references to other portfolio managers and related information should be disregarded.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.